Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 28, 2017

with respect to

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Income Portfolio

1.	Russell W. Swansen has announced his retirement from Thrivent Financial, effective June 30, 2017. As a result, he will no longer serve as a portfolio manager for Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio after that date. All references to Mr. Swansen serving as a portfolio manager will be removed from the prospectus of Thrivent Series Fund, Inc. on June 30, 2017. David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA and Stephen D. Lowe, CFA will continue to serve as portfolio managers of the Portfolios.

2.	Mark L. Simenstad, CFA has been appointed Chief Investment Strategist of Thrivent Financial. All references to Mr. Simenstad in the prospectus of Thrivent Series Fund, Inc. will be updated to reflect his new title.

3.	Stephen D. Lowe, CFA has been appointed Vice President of Fixed Income Mutual Funds and Separate Accounts of Thrivent Financial. All references to Mr. Lowe in the prospectus of Thrivent Series Fund, Inc. will be updated to reflect his new title.

4.	Kent L. White, CFA has been named as a portfolio manager of Thrivent Income Portfolio. Mr. White is the Director of Investment Grade Research at Thrivent Financial and has been with the firm since 1999. Stephen D. Lowe, CFA will continue to serve as a portfolio manager of the Portfolio.

The date of this Supplement is June 26, 2017.

Please include this Supplement with your Prospectus.

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